                                                                    Exhibit 23.1

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-30515 and 333-106092 on Form S-8 of TIB Financial Corp. of our report dated February 1, 2005, appearing in this annual report on Form 10-K of TIB Financial Corp. for the year ended December 31, 2004.

                                        /s/ Crowe Chizek and Company LLC
                                        --------------------------------
                                            Crowe Chizek and Company LLC

Fort Lauderdale, Florida
March 14, 2005